SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 3

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of February 12, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Growth Series, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add the following series portfolios: Invesco Convertible Securities Fund, Invesco Van Kampen Asset Allocation Conservative Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen Harbor Fund, Invesco Van Kampen Leaders Fund, Invesco Van Kampen Real Estate Securities Fund and Invesco Van Kampen U.S. Mortgage Fund;;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      Funds

               AIM Balanced-Risk Retirement Now Fund
               AIM Balanced-Risk Retirement 2010 Fund
               AIM Balanced-Risk Retirement 2020 Fund
               AIM Balanced-Risk Retirement 2030 Fund
               AIM Balanced-Risk Retirement 2040 Fund
               AIM Balanced-Risk Retirement 2050 Fund
               AIM Basic Value Fund
               AIM Conservative Allocation Fund
               AIM Global Equity Fund
               AIM Growth Allocation Fund
               AIM Income Allocation Fund
               AIM International Allocation Fund
               AIM Mid Cap Core Equity Fund
               AIM Moderate Allocation Fund
               AIM Moderate Growth Allocation Fund
               AIM Moderately Conservative Allocation Fund
               AIM Small Cap Growth Fund
               Invesco Convertible Securities Fund
               Invesco Van Kampen Asset Allocation Conservative Fund Invesco Van Kampen Asset Allocation Growth Fund

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               Invesco Van Kampen Asset Allocation Moderate Fund
               Invesco Van Kampen Harbor Fund
               Invesco Van Kampen Leaders Fund
               Invesco Van Kampen Real Estate Securities Fund
               Invesco Van Kampen U.S. Mortgage Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser


                                        By: /s/ Julianna Ahn
                                        Name: Julianna Ahn
                                        Title: Assistant Secretary


                                        By: /s/ Theo Heldman
                                        Name: Theo Heldman
                                        Title: VP, Fund Accounting & CFO, Fund

                                    INVESCO ASSET MANAGEMENT
                                    DEUTSCHLAND GMBH

                                    Sub-Adviser


                                    By: /s/ Karl G. Bayer and /s/ Jens Langewand
                                    Name: Karl G. Bayer and Jens Langewand
                                    Title: Managing Directors

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran
                                        Name: Michelle Moran
                                        Title: Head of Legal for UK and Ireland

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa
                                        Name: Masakazu Hasegawa
                                        Title: Managing Director

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Mark Yesberg and /s/ Ian Coltman
                                        Name: Mark Yesberg and Ian Coltman
                                        Title: Head of Product & Marketing Head
                                               of Legal

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong and /s/ Jeremy Simpson
                                        Name: Anna Tong and Jeremy Simpson
                                        Title: Director      Director

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser

                                        By: /s/ Jeffrey H. Kupor
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & Generral Counsel


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